UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                     FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): January 21, 2010

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                      Utilicraft Aerospace Industries, Inc.

             (Exact name of registrant as specified in its charter)

               Nevada                   333-128758               20-1990623
 (State or other jurisdiction of     (Commission File          (IRS Employer
          incorporation)                 Number)             Identification No.)


                              Double Eagle Airport
                          Albuquerque, New Mexico 87121
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (888)897-0771

                                 Not applicable

          (Former name or former address, if changed since last report)

Check  the   appropriate  box  below  if  the  Form8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 1.01       Entry into a Material Definitive Agreement.

On January 21, 2010, Utilicraft Aerospace Industries, Inc. (the "Company"), with board approval, entered into a Subsidiary Acquisition Agreement with United Aircraft Development Partners, Inc. ("UADP") pursuant to which the Company issued 103,250,000 shares of its common stock in exchange for a 100% ownership of UADP. See Exhibit 10.1.

The Board of Directors decision to acquire United Aircraft Development was based upon its contributing to the consolidated company, a Memorandum of Understanding that United Aircraft Development had previously entered into to merge with an existing operating aerospace company. It is the Utilicraft Board's intention to build a stronger balance sheet, and to create operating activities with operating histories which will help Utilicraft Aerospace to become a fully reporting company on a higher stock trading exchange with increased shareholder value.

Due to confidentiality agreements, identification of the aerospace company merger candidate and merger details will be disclosed once a definitive agreement is reached between Utilicraft Aerospace Industries and the aerospace operating entity.

United Aircraft Development also contributes to the Company, a Letter of Intent for major funding from a company with associations with Humanitarian Relief Organizations as part of this transaction. Details are also subject to confidentiality agreements until the funding is completed.

Item 3.02.      Unregistered Sales of Equity Securities.

On January 21, 2010, Utilicraft Aerospace Industries, Inc. (the "Company") closed entered into a Subsidiary Acquisition Agreement with United Aircraft Development Partners, Inc. ("UADP") pursuant to which the Company issued 103,250,000 shares of its common stock in exchange for a 100% ownership of UADP. See Exhibit 10.1.

On January 21, 2010, the Company issued 12,500,000 shares of its preferred stock to John J. Dupont, its Chairman, President and Chief Executive Officer and 12,500,000 shares of its preferred stock to Randy Moseley, its Chief Financial Officer. Each of the preferred shares issued has voting rights equal to ten voting rights for each share of preferred on all matters requiring a vote of stockholders.

Item 5.01       Changes in Control of Registrant.

As a result of the transaction described in Item 1.01 ("United Aircraft Development Partners, Inc. Transaction"), a change in control occurred with respect to our capital stock ownership.

Each share of common stock is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the board of directors of the Company (the " Board of Directors ") may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control.

Each share of preferred stock is entitled to ten vote on all matters upon which such shares can vote. All shares of preferred stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of preferred stock are entitled to receive, pro rata, the assets remaining, after creditors have been paid in full.

The following table will identify, as of January 21, 2010, the number and percentage of outstanding shares of common stock of the Company owned by (i) each person known to the Company who owns more than five percent of the outstanding common stock, (ii) each officer and director, and (iii) and officers and directors of the Company as a group.

Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Unless otherwise indicated, the address for each Beneficial Owner shall be Utilicraft Aerospace Industries, Inc., Double Eagle Airport, Albuquerque, New Mexico, 87121.

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Name and Address of Beneficial Owner               Amount and        Percentage
                                                   Nature of         of Class(1)
                                                   Beneficial
                                                   Ownership(1)
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John J. Dupont (2)                                 65,000,000          22.8%
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Randy J. Moseley  (3)                              46,500,000          16.3%
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Garrett Robinson (4)                               21,000,000           7.4%
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Edward F. Eaton  (5)                                7,958,726           2.8%
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Officers and Directors as a group (4 persons)     140,458,726          49.2%
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(1) Based on  285,250,000  shares of common  stock and  25,000,000  of preferred stock issued and outstanding. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial outstanding for purposes of computing the percentage ownership of any other person.

Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed

(2) John J. Dupont is the President, Chief Executive Officer and a Director of the Company. Represents shares owned by Mr. Dupont and his spouse. Combined with Mr. Dupont's 12,500,000 shares of Preferred Stock and their ten to one voting rights, Mr. Dupont will have voting rights equal to 35.3% on all matters requiring a shareholder vote.

(3) Randy J. Moseley is the Chief Financial Officer and a Director of the Company. Represents shares owned by Mr. Moseley and his spouse. Combined with Mr. Moseley's 12,500,000 shares of Preferred Stock and their ten to one voting rights, Mr. Moseley will have voting rights equal to 32.1% on all matters requiring a shareholder vote.

(4) Garrett Robinson is a Director of the Company. Represents shares owned by Mr. Robinson and his spouse.

(5) Edward F. Eaton is a Director of the Company. Represents shares owned by Mr. Eaton and his spouse.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 21, 2010, the board of directors of the Company appointed Garrett Robinson as a member of the Company's board of directors. Mr. Robinson is to serve as a director of the Company until the next election. From 2006 to present, Mr. Robinson has served as Managing Director of RFT Holdings LLC, a real estate development and investment company. From 1993 to 2006, Mr. Robinson was the founder, director and manager of Bridges Farms, which was the largest sea shipper of humanitarian supplies to the country of Haiti.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

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Exhibit No.   Description
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10.1          Subsidiary Acquisition Agreement with United Aircraft Development
              Partners, Inc.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           UTILICRAFT AEROSPACE INDUSTRIES, INC.
Date:  January 22, 2010
                                           /s/ John J. Dupont
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                                           John J. Dupont
                                           Chief Executive Officer


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